EXHIBIT 32.1
CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Genesis Fluid Solutions Holdings, Inc., (the “Company”) on Form 10-Q for period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Hodges, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 6, 2010

/s/ Michael Hodges
Michael Hodges
Interim Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)